                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)     October 23, 2001
                                                --------------------------------


                         Retractable Technologies, Inc.

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               (Exact Name of Registrant as Specified in Charter)



         Texas                         000-30885                 75-2599762
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(State or Other Jurisdiction           (Commission              (IRS Employer
        of Incorporation)              File Number)          Identification No.)



511 Lobo Lane, Little Elm, Texas                                  75068-0009
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5         OTHER EVENTS

         On October 23, 2001, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:             October 25, 2001          RETRACTABLE TECHNOLOGIES, INC.
                                                     (Registrant)

                                            By: /s/ THOMAS J. SHAW
                                               ---------------------------------
                                               THOMAS J. SHAW
                                               CHAIRMAN, PRESIDENT, AND
                                               CHIEF EXECUTIVE OFFICER

                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION
-----------      -----------
99               Press Release of Retractable Technologies, Inc. issued
                 October 23, 2001